                                                                 EXHIBIT 10.23

             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE--NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.   Basic Provisions ("Basic Provisions").

     1.1  Parties:  This Lease  ("Lease"),  dated for  reference  purposes  only
November 29, 2001,  is made by and between  California  Indemnity  Insurance Co.
("Lessor")  and Sierra  Health  Services,  Inc.  ("Lessee"),  (collectively  the
"Parties," or individually a "Party").

     1.2  Premises:  That  certain real  property,  including  all  improvements therein or to be provided by Lessor under the terms of this Lease,  and commonly known as 2O9 Mayflower  Avenue,  North Las Vegas,  Building "B",  located in the
County of Clark, State of Nevada,  and generally  described as (describe briefly the nature of the property and, if applicable, the "Project", if the property is located within a Project) Los Nevados at Brookspark Phase VI ("Premises").  (See
also Paragraph 2)

     1.3  Term: Five (5) years  and_______months  ("Original  Term")  commencing
November 09, 2001 ("Commencement Date") and ending November 1, 2006 ("Expiration
Date"). (See also Paragraph 3)

     1.4  Early Possession: None ("Early Possession Date"). (See also Paragraphs
3.2 and 3.3)

     1.5  Base Rent:  $  13,500  per  month("Base  Rent"),payable  on the
First  day of each month  commencing  November 1, 2001.  (See also
Paragraph 4)

XX If this box is checked,  there are provisions in this Lease for the Base Rent to be adjusted.

     1.6  Base  Rent  Paid Upon  Execution:  $9,450 as Base Rent for the  period
November 9, 2001 through November 30, 2001.

     1.7  Security Deposit: $ -0- ("Security Deposit"). (See also Paragraph 5)

     1.8  Agreed Use:  Printing  and  Mailing and related  uses Lessee (See also
Paragraph 6)

     1.9  Insuring Party: Lessor is the "Insuring Party" unless otherwise stated
herein. (See also Paragraph 8)

     1.10 Real Estate Brokers: (See also Paragraph 15)

          (a)  Representation:  The following real estate brokers (collectively, the  "Brokers") and brokerage  relationships  exist in this  transaction
(check applicable boxes):

N/A represents Lessor exclusively  ("Lessor's  Broker");
N/A represents Lessee exclusively ("Lessee's Broker"); or
N/A represents both Lessor and Lessee ("Dual Agency").

          (b) Payment to Brokers:  Upon  execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their in their separate  written  agreement  (or if  there  is no  such  agreement,  the sum of
N/A % of the total Base Rent for the brokerage  services rendered by said
Broker).

     1.11 Guarantor.  The  obligations  of the Lessee under this Lease are to be guaranteed by None ("Guarantor"). (See also Paragraph 37)

     1.12 Addenda  and  Exhibits.  Attached  hereto is an  Addendum  or  Addenda consisting of  Paragraphs  50  through  53 and Exhibits A (Site
Drawing), all of which constitute a part of this Lease.

2.   Premises.

     2.1  Letting. Lessor hereby leases to Lessee, and Lessee hereby Leases from
Lessor,  the Premises,  for the term, at the rental,  and upon all of the terms, covenants and  conditions  set forth in this Lease.  Unless  otherwise  provided herein,  any  statement  of size set forth in this Lease,  or that may have been used in  calculating  rental,  is an  approximation  which the Parties  agree is reasonable  and the rental based  thereon is not subject to revision  whether or not the actual size is more or less.

     2.2  Condition. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date,  whichever first occurs  ("Start  Date"),  and, so long as the required  service  contracts described in Paragraph  7.1(b) below are obtained by Lessee  within  thirty (30)
days following the Start Date, warrants that the existing electrical,  plumbing, fire sprinkler,  lighting,  heating,  ventilating and air  conditioning  systems
("HVAC"),  loading  doors,  if any, and all other such elements in the Premises, other than those constructed by Lessee,  shall be in good operating condition on said  date and that the  structural  elements  of the  roof,  bearing  walls and foundation of any buildings on the Premises  (the  "Building")  shall be free of material defects.  If a non-compliance with said warranty exists as of the Start
Date,  Lessor shall,  as Lessor's sole  obligation  with respect to such matter, except as otherwise  provided in this Lease,  promptly  after receipt of written notice from Lessee setting forth with  specificity the nature and extent of such non-compliance,  rectify  same at Lessor's  expense.  If,  after the Start Date,
Lessee  does not give  Lessor  written  notice of any  non-compliance  with this warranty  within:  (i) one year as to the surface of the roof and the structural portions of the roof,  foundations and bearing walls,  (ii) six (6) months as to the HVAC systems,  (iii) thirty (30) days as to the remaining  systems and other elements  of the  Building,  correction  of  such  non-compliance  shall  be the obligation of Lessee at Lessee's sole cost and expense.

     2.3  Compliance.  Lessor  warrants  that the  improvements  on the Premises comply with all applicable laws,  covenants or restrictions of record,  building codes,  regulations and ordinances ("Applicable  Requirements") in effect on the
Start Date. Said warranty does not apply to the use to which Lessee will put the
Premises or to any Alterations or Utility Installations (as defined in Paragraph
7.3(a))  made  or  to be  made  by  Lessee.  NOTE:  Lessee  is  responsible  for determining  whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the
Premises do not comply with said  warranty,  Lessor  shall,  except as otherwise provided,  promptly  after receipt of written  notice from Lessee  setting forth with specificity the nature and extent of such non-compliance,  rectify the same at  Lessor's  expense.  If  Lessee  does not give  Lessor  written  notice  of a non-compliance  with this  warranty  within six (6) months  following  the Start
Date,  correction of that  non-compliance  shall be the  obligation of Lessee at
Lessee's sole cost and expense.  If the  Applicable  Requirements  are hereafter changed (as opposed to being in existence at the Start Date,  which is addressed in Paragraph  6.2(e)  below) so as to require  during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance,  or the reinforcement or other physical modification of the Building  ("Capital  Expenditure"),  Lessor and Lessee shall allocate the cost of such work as follows:

          (a)  Subject to Paragraph  2.3(c) below, if such Capital  Expenditures are  required  as a result of the  specific  and unique use of the  Premises  by
Lessee as  compared  with uses by  tenants  in  general,  Lessee  shall be fully responsible  for the  cost  thereof,  provided,  however  that  if such  Capital
Expenditure is required during the last two (2) years of this Lease and the cost thereof  exceeds six (6) months' Base Rent,  Lessee may instead  terminate  this
Lease  unless  Lessor  notifies  Lessee,  in writing,  or in ten (10) days after receipt of  Lessee's  termination  notice  that  Lessor  has  elected to pay the difference  between  the actual  cost  thereof  and the amount  equal to six (6)
months' Base Rent. If Lessee elects termination,  Lessee shall immediately cease the use of the Premises which requires such Capital  Expenditure  and deliver to
Lessor  written notice  specifying a termination  date at least ninety (90) days thereafter.  Such termination date shall,  however,  in no event be earlier than the last day that Lessee could legally utilize the Premises  without  commencing such Capital Expenditure.

          (b) If such Capital  Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as,  governmentally  mandated seismic modifications),  then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph  7.1(c);  provided,  however, that if such Capital  Expenditure is required  during the last two years of this
Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee  notifies  Lessor, in writing,  within ten (10) days after receipt of Lessor's  termination  notice that Lessee will pay for such Capital  Expenditure.  If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest,  from Rent until Lessor's share of such  costs  have been  fully  paid.  If  Lessee  is unable to  finance
Lessor's  share, or if the balance of the Rent due and payable for the remainder of this Lease is not  sufficient to fully  reimburse  Lessee on an offset basis,
Lessee  shall  have the right to  terminate  this Lease  upon  thirty  (30) days written notice to Lessor.

          (c)  Notwithstanding  the above,  the  provisions  concerning  Capital
Expenditures are intended to apply only to  non-voluntary,  unexpected,  and new
Applicable  Requirements.  If the Capital  Expenditures are instead triggered by
Lessee as a result of an actual or proposed  change in use,  change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully  responsible for the cost thereof,  and Lessee shall not have any right to terminate this Lease.

     2.4  Acknowledgements. Lessee acknowledges that: (a) it has been advised by
Lessor  and/or  Brokers to satisfy  itself with respect to the  condition of the
Premises  (including but not limited to the electrical,  HVAC and fire sprinkler
systems,  security,   environmental  aspects,  and  compliance  with  Applicable
Requirements),  and their  suitability for Lessee's intended use; (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all  responsibility  therefor as the same relate to its occupancy of the
Premises;  and (c) neither Lessor,  Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.  In addition,  Lessor  acknowledges  that:  (a)
Broker has made no representations,  promises or warranties  concerning Lessee's ability to honor the Lease or suitability to occupy the Premises;  and (b) it is
Lessor's sole  responsibility  to investigate  the financial  capability  and/or suitability of all proposed tenants.

     2.5  Lessee  as Prior  Owner/Occupant.  The  warranties  made by  Lessor in
Paragraph  2 shall be of no force or  effect if  immediately  prior to the Start
Date  Lessee was the owner or occupant of the  Premises.  In such event,  Lessee shall be responsible for any necessary corrective work.

3.   Term.

     3.1  Term. The Commencement Date, Expiration Date and Original Term of this
Lease are as specified in Paragraph 1.3.

     3.2  Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement  Date, the obligation to pay Base Rent shall be abated for the  period  of  such  early  possession.  All  other  terms  of this  Lease
(including,  but not limited to, the  obligations to pay Real Property Taxes and insurance  premiums and to maintain the Premises) shall,  however,  be in effect during such period.  Any such early  possession  shall not affect the Expiration
Date.

     3.3  Delay  In  Possession.  Lessor  agrees  to use its  best  commercially reasonable  efforts  to  deliver  possession  of the  Premises  to Lessee by the
Commencement  Date.  If,  despite  said  efforts,  Lessor is  unable to  deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be  obligated  to pay Rent or perform  its other  obligations  until it receives possession  of the Premises.  If  possession is not delivered  within sixty (60)
days after the  Commencement  Date,  Lessee  may,  at its  option,  by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease,  in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10)
day  period,  Lessee's  right to cancel  shall  terminate.  Except as  otherwise provided,  if  possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease,  as aforesaid,  any period of rent abatement that
Lessee  would  otherwise  have  enjoyed  shall run from the date of  delivery of possession  and continue for a period equal to what Lessee would  otherwise have enjoyed under the terms  hereof,  but minus any days of delay caused by the acts or omissions of Lessee.  If possession  of the Premises is not delivered  within four (4) months after the  Commencement  Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

     3.4  Lessee  Compliance.  Lessor shall not be required to tender possession of the Premises to Lessee until Lessee  complies with its  obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform  all of its  obligations  under this Lease from and after the Start Date,  including the payment of Rent,  notwithstanding  Lessor's election to withhold  possession  pending receipt of such evidence of insurance.
Further,  if Lessee is  required  to perform  any other  conditions  prior to or concurrent  with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.   Rent.

     4.1. Rent Defined.  All monetary  obligations of Lessee to Lessor under the terms of this Lease  (except  for the  Security  Deposit)  are deemed to be rent
("Rent").

     4.2  Payment.  Lessee shall cause  payment of Rent to be received by Lessor in lawful money of the United  States,  without  offset or deduction  (except as specifically  permitted in this Lease), on or before the day on which it is due.
Rent for any period  during the term hereof  which is for less than one (1) full calendar  month shall be prorated  based upon the actual  number of days of said month.  Payment of Rent shall be made to Lessor at its address  stated herein or to such  other  persons or place as Lessor  may from time to time  designate  in writing.  Acceptance  of a payment  which is less than the amount then due shall not be a waiver of Lessor's  rights to the balance of such Rent,  regardless  of
Lessor's endorsement of any check so stating.

     5.   Security  Deposit.  Lessee shall  deposit  with Lessor upon  execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this  Lease,  Lessor may use,  apply or retain all or any  portion of said
Security  Deposit  for the payment of any amount due Lessor or to  reimburse  or compensate  Lessor for any liability,  expense,  loss or damage which Lessor may suffer or incur by reason thereof.  If Lessor uses or applies all or any portion of said  Security  Deposit,  Lessee  shall  within ten (10) days  after  written request therefor deposit monies with Lessor  sufficient to restore said Security
Deposit to the full amount  required by this Lease.  If the Base Rent  increases during the term of this Lease,  Lessee shall,  upon written request from Lessor, deposit  additional  monies with Lessor so that the total amount of the Security
Deposit shall at all times bear the same  proportion to the increased  Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed
Use be amended to accommodate a material  change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the
Security Deposit to the extent necessary,  in Lessor's reasonable  judgment,  to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such  change  the  financial  condition  of Lessee  is, in  Lessor's  reasonable judgment,  significantly  reduced,  Lessee shall deposit such additional  monies with  Lessor as shall be  sufficient  to cause the  Security  Deposit to be at a commercially  reasonable  level  based on said  change in  financial  condition.
Lessor  shall not be required to keep the  Security  Deposit  separate  from its general accounts.  Within fourteen (14) days after the expiration or termination of this Lease,  if Lessor  elects to apply the  Security  Deposit only to unpaid
Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to  Paragraph  7.4(c)  below,  Lessor  shall return that portion of the
Security Deposit not used or applied by Lessor.  No part of the Security Deposit shall be  considered  to be held in trust,  to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.   Use.

     6.1  Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably  comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants  of, or causes  damage to  neighboring  properties.  Lessor  shall not unreasonably  withhold  or  delay  its  consent  to any  written  request  for a modification  of the  Agreed  Use,  so long as the  same  will  not  impair  the structural  integrity of the  improvements  on the Premises or the mechanical or electrical  systems  therein,  is  not  significantly  more  burdensome  to  the
Premises.  If Lessor  elects to withhold  consent,  Lessor shall within five (5)
business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

     6.2  Hazardous Substances.

          (a)  Reportable Uses Require Consent.  The term "Hazardous  Substance"
as used in this  Lease  shall  mean  any  product,  substance,  or  waste  whose presence,  use, manufacture,  disposal,  transportation,  or release,  either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially  injurious to the public health,  safety or welfare, the environment  or the Premises,  (ii)  regulated or monitored by any  governmental
authority,   or  (iii)  a  basis  for  potential  liability  of  Lessor  to  any governmental  agency or third party under any  applicable  statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum,  gasoline and/or crude oil or any products,  by-products or fractions thereof.  Lessee shall not engage in any  activity in or on the  Premises  which constitutes a Reportable Use of Hazardous  Substances  without the express prior written consent of Lessor and timely  compliance (at Lessee's  expense) with all
Applicable Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground  storage  tank,  (ii) the  generation,  possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit  from,  or with  respect  to which a report,  notice,  registration  or business plan is required to be filed with, any governmental  authority,  and/or
(iii) the  presence at the  Premises of a Hazardous  Substance  with  respect to which any  Applicable  Requirements  requires  that a notice be given to persons entering or occupying the Premises or  neighboring  properties.  Notwithstanding the foregoing,  Lessee may use any ordinary and customary  materials  reasonably required to be used in the normal  course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements,  is not a Reportable Use, and
does not expose the Premises or neighboring  property to any meaningful  risk of contamination or damage or expose Lessor to any liability therefor. In addition,
Lessor may  condition  its consent to any  Reportable  Use upon  receiving  such additional  assurances as Lessor  reasonably  deems necessary to protect itself, the public, the Premises and/or the environment  against damage,  contamination, injury and/or  liability,  including,  but not limited to, the installation (and
removal  on  or  before  Lease   expiration   or   termination)   of  protective
modifications  (such as concrete  encasements)  and/or  increasing  the Security
Deposit.

          (b)  Duty to Inform Lessor.  If Lessee knows, or has reasonable  cause to believe,  that a Hazardous  Substance has come to be located in, on, under or about the  Premises,  other than as  previously  consented to by Lessor,  Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report,  notice,  claim or other  documentation  which it has concerning the presence of such Hazardous Substance.

          (c)  Lessee  Remediation.   Lessee  shall  not  cause  or  permit  any
Hazardous  Substance  to be spilled or  released  in,  on,  under,  or about the
Premises  (including  through the plumbing or sanitary  sewer  system) and shall promptly,  at Lessee's expense,  take all  investigatory  and/or remedial action reasonably  recommended,  whether or not formally  ordered or required,  for the cleanup  of any  contamination  of,  and for the  maintenance,  security  and/or monitoring  of the  Premises  or  neighboring  properties,  that was  caused  or materially contributed to by Lessee, or pertaining to or involving any Hazardous
Substance  brought  onto the Premises  during the term of this Lease,  by or for
Lessee, or any third party.

          (d)  Lessee Indemnification.  Lessee shall indemnify,  defend and hold
Lessor, its agents, employees,  lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or  damages,  liabilities,  judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with  respect to  underground  migration of any  Hazardous  Substance under  the  Premises  from  adjacent  properties).  Lessee's  obligations  shall include,  but not be limited to, the effects of any  contamination  or injury to person,  property or the environment created or suffered by Lessee, and the cost of investigation,  removal, remediation, restoration and/or abatement, and shall
survive  the  expiration  or  termination   of  this  Lease.   No   termination,
cancellation  or release  agreement  entered  into by Lessor  and  Lessee  shall release Lessee from its  obligations  under this Lease with respect to Hazardous
Substances,  unless  specifically  so agreed by Lessor in writing at the time of such agreement.

          (e)  Lessor  Indemnification.  Lessor and its  successors  and assigns shall indemnify,  defend,  reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages,  including the cost of  remediation,  which  existed  as a result  of  Hazardous  Substances  on the
Premises prior to the Start Date or which are caused by the gross  negligence or willful misconduct of Lessor, its agents or employees.  Lessor's obligations, as and when required by the  Applicable  Requirements,  shall  include,  but not be limited to, the cost of investigation,  removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

          (f)  Investigations   and   Remediations.   Lessor  shall  retain  the
responsibility and pay for any  investigations or remediation  measures required by governmental  entities having  jurisdiction  with respect to the existence of
Hazardous  Substances  on the  Premises  prior to the Start  Date,  unless  such remediation  measure  is  required  as  a  result  of  Lessee's  use  (including
"Alterations",  as defined in Paragraph 7.3(a) below) of the Premises,  in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor,  including  allowing Lessor and
Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

          (g)  Lessor  Termination  Option. If a Hazardous  Substance  Condition
occurs  during the term of this  Lease,  unless  Lessee is  legally  responsible therefor  (in which case Lessee  shall make the  investigation  and  remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and
Paragraph  13),  Lessor may,  at Lessor's  option,  either (i)  investigate  and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's  expense,  in which event this Lease shall continue in full force and effect,  or (ii) if the  estimated  cost to remediate  such  condition exceeds twelve (1 2) times the then monthly Base Rent or $1 00,000, whichever is greater, give written notice to Lessee, within thirty (30) days after receipt by
Lessor of knowledge of the occurrence of such Hazardous Substance Condition,  of
Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such  notice.  In the  event  Lessor  elects  to give a  termination notice,  Lessee may,  within ten (10) days  thereafter,  give written  notice to
Lessor  of  Lessee's  commitment  to pay the  amount  by  which  the cost of the remediation of such  Hazardous  Substance  Condition  exceeds an amount equal to twelve (12) times the then monthly Base Rent or $100,000,  whichever is greater.
Lessee shall provide Lessor with said funds or  satisfactory  assurance  thereof within thirty (30) days following  such  commitment.  In such event,  this Lease shall  continue in full force and effect,  and Lessor shall proceed to make such remediation  as soon  as  reasonably  possible  after  the  required  funds  are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     6.3  Lessee's Compliance with Applicable Requirements.  Except as otherwise provided  in  this  Lease,  Lessee  shall,  at  Lessee's  sole  expense,  fully, diligently  and in a  timely  manner,  materially  comply  with  all  Applicable
Requirements,  the requirements of any applicable fire insurance  underwriter or rating bureau, and the  recommendations of Lessor's engineers and/or consultants which  relate in any manner to the  Premises,  without  regard to  whether  said requirements are now in effect or become effective after the Start Date.  Lessee shall,  within ten (10) days after receipt of Lessor's written request,  provide
Lessor with copies of all permits  and other  documents,  and other  information evidencing  Lessee's  compliance with any Applicable  Requirements  specified by
Lessor,  and shall  immediately  upon  receipt,  notify  Lessor in writing (with copies of any documents  involved) of any  threatened  or actual claim,  notice, citation, warning, complaint or report pertaining to or involving the failure of
Lessee or the Premises to comply with any Applicable Requirements.

     6.4  Inspection;  Compliance.  Lessor and Lessor's  "Lender" (as defined in
Paragraph 30 below) and consultants  shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of  inspecting  the  condition  of the  Premises  and for  verifying compliance by Lessee with this Lease. The cost of any such inspections  shall be
paid  by  Lessor,   unless  a  violation  of  Applicable   Requirements,   or  a
contamination  is found to exist or be imminent,  or the inspection is requested or ordered by a governmental  authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7.   Maintenance;   Repairs,   Utility   Installations;   Trade   Fixtures   and
     Alterations.

     7.1  Lessee's Obligations.

          (a)  In  General.   Subject  to  the   provisions   of  Paragraph  2.2
(Condition),   2.3  (Compliance),   6.3  (Lessee's  Compliance  with  Applicable
Requirements),  7.2 (Lessor's  Obligations),  9 (Damage or Destruction),  and 14
(Condemnation),  Lessee  shall,  at Lessee's  sole  expense,  keep the Premises,
Utility  Installations,  and  Alterations  in good order,  condition  and repair
(whether or not the portion of the Premises requiring  repairs,  or the means of repairing the same, are reasonably or readily  accessible to Lessee, and whether or not the need for such repairs  occurs as a result of Lessee's  use, any prior use, the elements or the age of such portion of the  Premises),  including,  but not  limited  to,  all  equipment  or  facilities,  such as  plumbing,  heating,
ventilating,   air-conditioning,   electrical,   lighting  facilities,  boilers,
pressure  vessels,  fire  protection  system,   fixtures,  walls  (interior  and
exterior),  foundations,  ceilings,  roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises.  Lessee,  in keeping the Premises in good order,  condition  and repair,  shall  exercise and perform good maintenance  practices,  specifically including the procurement and maintenance  of the  service  contracts  required  by  Paragraph  7.1(b)  below.
Lessee's obligations shall include  restorations,  replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this
Lease, keep the exterior  appearance of the Building in a first-class  condition
consistent  with  the  exterior   appearance  of  other  similar  facilities  of
comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

          (b)  Service  Contracts.  Lessee  shall,  at  Lessee's  sole  expense, procure and maintain  contracts,  with copies to Lessor,  in customary  form and substance  for,  and  with  contractors  specializing  and  experienced  in  the maintenance  of the following  equipment and  improvements,  if any, if and when installed  on the  Premises:  (i) HVAC  equipment,  (ii)  boiler,  and  pressure vessels,  (iii) fire  extinguishing  systems,  including fire alarm and/or smoke detection,  (iv)  landscaping  and  irrigation  systems,  (v) roof  covering and drains,  (vi) driveways and parking lots, (vii) clarifiers  (viii) basic utility feed to the  perimeter  of the  Building,  and  (ix)  any  other  equipment,  if reasonably required by Lessor.

          (c)  Replacement. Subject to Lessee's indemnification of Lessor as set forth in  Paragraph  8.7  below,  and  without  relieving  Lessee  of  liability resulting  from  Lessee's  failure to  exercise  and  perform  good  maintenance practices,  if the  Basic  Elements  described  in  Paragraph  7.1(b)  cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements,  then such Basic Elements shall be replaced by Lessor,  and the cost thereof shall be prorated  between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease,  on the  date  on  which  Base  Rent is due,  an  amount  equal  to the  product  of multiplying the cost of such  replacement by a fraction,  the numerator of which is one, and the  denominator of which is the number of months of the useful life of such replacement as such useful life is specified  pursuant to Federal income tax regulations or guidelines for depreciation  thereof  (including  interest on the unamortized  balance as is then  commercially  reasonable in the judgment of
Lessor's accountants),  with Lessee reserving the right to prepay its obligation at any time.

     7.2  Lessor's  Obligations.  Subject to the  provisions of  Paragraphs  2.2
(Condition),  2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation),
it is  intended by the Parties  hereto  that Lessor have no  obligation,  in any manner  whatsoever,  to repair  and  maintain  the  Premises,  or the  equipment therein,  all of which  obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the  respective obligations  of the Parties as to  maintenance  and repair of the Premises,  and they  expressly  waive the benefit of any statute now or  hereafter in effect to the extent it is inconsistent with the terms of this Lease.

     7.3  Utility Installations; Trade Fixtures; Alterations.

          (a)  Definitions;  Consent Required. The term "Utility  Installations"
refers to all floor and window coverings,  air lines,  power panels,  electrical distribution,  security  and fire  protection  systems,  communication  systems, lighting fixtures, HVAC equipment,  plumbing, and fencing in or on the Premises.
The term "Trade  Fixtures" shall mean Lessee's  machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations"
shall  mean  any   modification   of  the   improvements,   other  than  Utility
Installations or Trade Fixtures,  whether by addition or deletion. "Lessee Owned
Alterations  and/or Utility  Installations"  are defined as  Alterations  and/or
Utility  Installations  made by Lessee that are not yet owned by Lessor pursuant
to  Paragraph  7.4(a).   Lessee  shall  not  make  any  Alterations  or  Utility
Installations to the Premises  without  Lessor's prior written  consent.  Lessee may, however,  make non-structural  Utility Installations to the interior of the
Premises  (excluding the roof without such consent but upon notice to Lessor, as long as they  are not  visible  from the  outside,  do not  involve  puncturing, relocating or removing the roof or any existing  walls,  and the cumulative cost thereof  during this Lease as extended does not exceed  $50,000 in the aggregate or $10,000 in any one year.

          (b)  Consent.  Any  Alterations or Utility  Installations  that Lessee shall  desire to make and which  require  the  consent  of the  Lessor  shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's:  (i) acquiring all applicable  governmental  permits,
(ii)  furnishing  Lessor  with  copies  of both the  permits  and the  plans and specifications  prior to commencement of the work, and (iii) compliance with all conditions  of said permits and other  Applicable  Requirements  in a prompt and expeditious manner. Any Alterations or Utility  Installations shall be performed in a  workmanlike  manner  with  good and  sufficient  materials.  Lessee  shall promptly upon completion furnish Lessor with as-built plans and  specifications.
For work which costs an amount equal to the greater of one month's Base Rent, or
$10,000,  Lessor may  condition  its consent  upon  Lessee  providing a lien and completion  bond in an amount equal to one and one-half times the estimated cost of such  Alteration  or Utility  Installation  and/or upon  Lessee's  posting an additional Security Deposit with Lessor.

          (c)  Indemnification. Lessee shall pay, when due, all claims for labor or materials  furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's  lien against the Premises or any interest  therein.  Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about  the  Premises,  and  Lessor  shall  have the right to post notices of non-responsibility.  If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself,  Lessor and the Premises  against the same and shall pay and satisfy any such  adverse  judgment  that may be  rendered  thereon  before the  enforcement thereof.  If Lessor  shall  require,  Lessee  shall  furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien,  claim or demand,  indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action,  Lessee shall pay Lessors attorneys' fees and costs.

     7.4  Ownership; Removal; Surrender; and Restoration.

          (a)  Ownership.  Subject to Lessors right to require  removal or elect ownership as hereinafter  provided,  all Alterations  and Utility  Installations made by Lessee  shall be the  property of Lessee,  but  considered a part of the
Premises.  Lessor may,  at any time,  elect in Writing to be the owner of all or any specified part of the Lessee Owned  Alterations  and Utility  Installations.
Unless  otherwise  instructed  per  Paragraph  7.4(b)  hereof,  all Lessee Owned
Alterations and Utility Installations shall, at the expiration or termination of this Lease,  become the property of Lessor and be surrendered by Lessee with the
Premises.

          (b)  Removal.  By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) days prior to the end of the  term of this  Lease,  Lessor  may  require  that  any or all  Lessee  Owned
Alterations or Utility Installations be removed by the expiration or termination of this Lease.  Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility  Installations made without the required consent.

          (c)  Surrender/Restoration. Lessee shall surrender the Premises by the
Expiration Date or any earlier  termination  date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear"  shall not include  any damage or  deterioration  that would have been  prevented  by good  maintenance  practice.  Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee
Owned Alterations and/or Utility  Installations,  furnishings,  and equipment as well as the  removal of any storage  tank  installed  by or for Lessee,  and the removal,  replacement,  or  remediation  of any soil,  material  or  groundwater contaminated  by Lessee.  Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee.  The failure by Lessee to timely vacate the Premises pursuant to this Paragraph  7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.   Insurance; Indemnity.

     8.1  Payment For  Insurance.  Lessee shall pay for all  insurance  required under  Paragraph 8 except to the extent of the cost  attributable  to  liability insurance  carried by Lessor under Paragraph  8.2(b) in excess of $2,000,000 per occurrence.  Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term.  Payment shall be made by  Lessee to  Lessor  within  ten (10)  days  following  receipt  of an invoice.

     8.2  Liability Insurance.

          (a)  Carried  by  Lessee.  Lessee  shall  obtain  and  keep in force a
Commercial  General  Liability Policy of Insurance  protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership,  use,  occupancy or maintenance of the Premises and all areas  appurtenant  thereto.  Such  insurance  shall be on an occurrence basis providing  single limit coverage in an amount not less than $2,000,000 per
occurrence  with  an  "Additional   Insured-Managers   or  Lessors  of  Premises
Endorsement" and contain the "Amendment of the Pollution Exclusion  Endorsement"
for damage caused by heat,  smoke or fumes from a hostile fire. The Policy shall
not  contain  any  intra-insured   exclusions  as  between  insured  persons  or
organizations, but shall include coverage for liability assumed under this Lease as an 'insured contract' for the performance of Lessee's  indemnity  obligations under this Lease.  The limits of said insurance  shall not,  however,  limit the liability  of  Lessee  nor  relieve  Lessee  of any  obligation  hereunder.  All insurance  carried by Lessee shall be primary to and not  contributory  with any similar insurance carried by Lessor,  whose insurance shall be considered excess insurance only.

          (b)  Carried by Lessor.  Lessor shall maintain liability  insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee.  Lessee shall not be named as an additional insured therein.

     8.3  Property Insurance - Building, Improvements and Rental Value.

          (a)  Building and  Improvements.  The Insuring  Party shall obtain and keep in force a policy or policies in the name of Lessor,  with loss  payable to
Lessor,  any groundlessor,  and to any Lender(s)  insuring loss or damage to the
Premises.  The amount of such insurance  shall be equal to the full  replacement cost of the  Premises,  as the same shall exist from time to time, or the amount required by any Lenders,  but in no event more than the commercially  reasonable and available insurable value thereof. If Lessor is the Insuring Party, however,
Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's
personal  property shall be insured by Lessee under Paragraph 8.4 rather than by
Lessor. If the coverage is available and commercially  appropriate,  such policy or policies  shall insure  against all risks of direct  physical  loss or damage
(except  the perils of flood  and/or  earthquake  unless  required by a Lender), including  coverage for debris  removal and the  enforcement  of any  Applicable
Requirements requiring the upgrading, demolition,  reconstruction or replacement of any portion of the Premises as the result of a covered  loss.  Said policy or policies  shall  also  contain  an  agreed  valuation  provision  in lieu of any coinsurance  clause,  waiver of  subrogation,  and  inflation  guard  protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S.  Department of Labor Consumer Price Index for
All Urban  Consumers for the city nearest to where the Premises are located.  If such insurance coverage has a deductible clause, the deductible amount shall not exceed  $1,000 per  occurrence,  and Lessee shall be liable for such  deductible amount in the event of an Insured Loss.

          (b)  Rental Value. The Insuring Party shall obtain and keep in force a policy or  policies  in the name of Lessor  with loss  payable to Lessor and any
Lender,  insuring  the loss of the full  Rent for one (1) year.  Said  insurance shall  provide that in the event the Lease is terminated by reason of an insured loss,  the period of indemnity  for such coverage  shall be extended  beyond the date of the completion of repairs or replacement of the Premises, to provide for one full  year's  loss of Rent from the date of any such  loss.  Said  insurance shall contain an agreed valuation  provision in lieu of any coinsurance  clause, and the amount of coverage  shall be adjusted  annually to reflect the projected
Rent otherwise payable by Lessee, for the next twelve (12) month period.  Lessee shall be liable for any deductible amount in the event of such loss.

          (c)  Adjacent Premises. If the Premises are part of a larger building, or of a group of buildings  owned by Lessor which are adjacent to the  Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such  building or  buildings  if said  increase  is caused by Lessee's  acts, omissions, use or occupancy of the Premises.

     8.4  Lessee's Property/Business Interruption Insurance.

          (a)  Property  Damage.  Lessee  shall  obtain and  maintain  insurance coverage on all of Lessee's personal property,  Trade Fixtures, and Lessee Owned
Alterations and Utility Installations.  Such insurance shall be full replacement cost  coverage with a deductible  of not to exceed  $1,000 per  occurrence.  The proceeds from any such insurance  shall be used by Lessee for the replacement of personal  property,  Trade  Fixtures  and Lessee Owned  Alterations  and Utility
Installations.  Lessee  shall  provide  Lessor with written  evidence  that such insurance is in force.

          (b)  Business  Interruption.  Lessee shall obtain and maintain loss of income and extra  expense  insurance  in amounts  as will  reimburse  Lessee for direct or indirect loss of earnings  attributable to all perils commonly insured against  by  prudent  lessees  in the  business  of  Lessee or  attributable  to prevention of access to the Premises as a result of such perils.

          (c)  No   Representation  of  Adequate   Coverage.   Lessor  makes  no
representation  that the  limits or forms of  coverage  of  insurance  specified
herein  are  adequate  to  cover  Lessee's  property,   business  operations  or
obligations under this Lease.

     8.5  Insurance  Policies.  Insurance  required herein shall be by companies duly  licensed or admitted to transact  business in the state where the Premises are located,  and  maintaining  during the policy term a "General  Policyholders
Rating"  of at least B+, V, as set forth in the most  current  issue of  "Best's
Insurance  Guide",  or such other rating as may be required by a Lender.  Lessee shall  not do or permit  to be done  anything  which  invalidates  the  required insurance  policies.  Lessee shall,  prior to the Start Date,  deliver to Lessor certified  copies of policies of such insurance or  certificates  evidencing the existence  and  amounts  of the  required  insurance.  No such  policy  shall be cancelable  or subject  to  modification  except  after  thirty  (30) days prior written notice to Lessor.  Lessee shall,  at least thirty (30) days prior to the expiration  of such  policies,  furnish  Lessor  with  evidence  of  renewals or
"insurance  binders"  evidencing  renewal  thereof,  or Lessor  may  order  such insurance  and charge the cost thereof to Lessee,  which amount shall be payable by Lessee to Lessor upon demand.  Such policies  shall be for a term of at least one year, or the length of the remaining term of this Lease,  whichever is less.
If either Party shall fail to procure and maintain the insurance  required to be carried by it, the other Party may,  but shall not be required  to,  procure and maintain the same.

     8.6  Waiver of Subrogation. Without affecting any other rights or remedies,
Lessee and Lessor  each hereby  release  and relieve the other,  and waive their entire right to recover damages against the other,  for loss of or damage to its property arising out of or incident to the perils required to be insured against herein.  The effect of such releases and waivers is not limited by the amount of insurance  carried or required,  or by any deductibles  applicable  hereto.  The
Parties agree to have their respective  property damage insurance carriers waive any right to subrogation  that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7  Indemnity.  Except for Lessors gross negligence or willful misconduct,
Lessee shall indemnify,  protect, defend and hold harmless the Premises,  Lessor and its agents, Lessors master or ground lessor,  partners and Lenders, from and against any and all claims,  loss of rents  and/or  damages,  liens,  judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of,  involving,  or in  connection  with,  the use and/or  occupancy  of the
Premises by Lessee.  If any action or  proceeding is brought  against  Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at  Lessee's  expense by counsel  reasonably  satisfactory  to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

     8.8  Exemption  of Lessor from  Liability.  Lessor  shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of
Lessee,  Lessee's  employees,  contractors,  invitees,  customers,  or any other person in or about the  Premises,  whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage,  obstruction  or  other  defects  of  pipes,  fire  sprinklers,  wires, appliances,  plumbing,  HVAC or  lighting  fixtures,  or from any  other  cause, whether the said  injury or damage  results  from  conditions  arising  upon the
Premises or upon other  portions of the  Building  of which the  Premises  are a part,  or from  other  sources  or  places.  Lessor  shall not be liable for any damages  arising  from  any  act or  neglect  of any  other  tenant  of  Lessor.
Notwithstanding  Lessors negligence or breach of this Lease,  Lessor shall under no  circumstances  be liable for injury to Lessee's  business or for any loss of income or profit therefrom.

9.   Damage or Destruction.

     9.1  Definitions.

          (a)  "Premises Partial Damage" shall mean damage or destruction to the improvements  on the Premises,  other than Lessee Owned  Alterations and Utility
Installations,  which can  reasonably be repaired in six (6) months or less from the date of the damage or  destruction.  Lessor shall  notify  Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (b)  "Premises Total  Destruction" shall mean damage or destruction to the Premises,  other than Lessee Owned Alterations and Utility Installations and
Trade  Fixtures,  which cannot  reasonably be repaired in six (6) months or less from the date of the  damage  or  destruction.  Lessor  shall  notify  Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (c)  "Insured Loss" shall mean damage or  destruction to  improvements on the Premises,  other than Lessee Owned Alterations and Utility  Installations and Trade  Fixtures,  which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a),  irrespective of any deductible amounts or coverage limits involved.

          (d)  "Replacement  Cost"  shall mean the cost to repair or rebuild the improvements  owned by Lessor at the time of the  occurrence to their  condition existing  immediately prior thereto,  including  demolition,  debris removal and upgrading  required by the  operation of  Applicable  Requirements,  and without deduction for depreciation.

          (e)  "Hazardous  Substance  Condition"  shall mean the  occurrence  or discovery of a condition  involving  the presence of, or a  contamination  by, a
Hazardous  Substance  as  defined  in  Paragraph  6.2(a),  in,  on, or under the
Premises.

     9.2  Partial Damage - Insured Loss. If a Premises Partial Damage that is an
Insured Loss occurs, then Lessor shall, at Lessor's expense,  repair such damage
(but not  Lessee's  Trade  Fixtures  or Lessee  Owned  Alterations  and  Utility
Installations)  as soon as reasonably  possible and this Lease shall continue in full force and  effect;  provided,  however,  that  Lessee  shall,  at  Lessor's election,  make the repair of any damage or destruction the total cost to repair of  which  is  $10,000  or less,  and,  in such  event,  Lessor  shall  make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose.  Notwithstanding  the foregoing,  if the required  insurance was not in force or the insurance  proceeds are not  sufficient to effect such repair,  the
Insuring Party shall promptly  contribute the shortage in proceeds (except as to the  deductible  which  is  Lessee's  responsibility)  as and when  required  to complete said repairs. In the event,  however, such shortage was due to the fact that, by reason of the unique nature of the improvements,  full replacement cost insurance coverage was not commercially  reasonable and available,  Lessor shall have no  obligation  to pay for the shortage in  insurance  proceeds or to fully restore the unique aspects of the Premises  unless Lessee  provides  Lessor with the funds to cover same,  or adequate  assurance  thereof,  within ten (10) days following  receipt of written notice of such shortage and request  therefor.  If
Lessor  receives said funds or adequate  assurance  thereof within said ten (10)
day period,  the party responsible for making the repairs shall complete them as soon as  reasonably  possible  and this  Lease  shall  remain in full  force and effect.  If such funds or assurance  are not received,  Lessor may  nevertheless elect by written  notice to Lessee within ten (10) days  thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in  proceeds,  in which case this Lease shall  remain in full force and effect,  or have this Lease terminate thirty (30) days thereafter.  Lessee shall not be entitled to  reimbursement  of any funds  contributed by Lessee to repair any  such  damage  or  destruction.  Premises  Partial  Damage  due to  flood or earthquake shall be subject to Paragraph 9.3,  notwithstanding that there may be some insurance  coverage,  but the net proceeds of any such  insurance  shall be made available for the repairs if made by either Party.

     9.3  Partial Damage - Uninsured Loss. If a Premises  Partial Damage that is not an Insured  Loss  occurs,  unless  caused by a  negligent  or willful act of
Lessee (in which  event  Lessee  shall make the  repairs at  Lessee's  expense),
Lessor may  either:  (i) repair such  damage as soon as  reasonably  possible at
Lessor's  expense,  in which event this Lease  shall  continue in full force and effect,  or (ii)  terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the  occurrence of such damage.  Such termination  shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the  termination  notice to give written  notice to Lessor of Lessee's  commitment  to pay for the repair of such damage without  reimbursement from Lessor. Lessee shall provide Lessor with said funds or  satisfactory  assurance  thereof  within  thirty  (30) days after making such  commitment.  In such event this Lease shall  continue in full force and effect,  and Lessor shall proceed to make such repairs as soon as reasonably possible  after the required  funds are  available.  If Lessee does not make the required commitment,  this Lease shall terminate as of the date specified in the termination notice.

     9.4  Total  Destruction.  Notwithstanding  any other provision hereof, if a
Premises Total  Destruction  occurs,  this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence  or  willful  misconduct  of Lessee,  Lessor  shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

     9.5  Damage Near End of Term. If at any time during the last six (6) months of this  Lease  there is damage  for which  the cost to repair  exceeds  one (1)
month's Base Rent,  whether or not an Insured Loss,  Lessor may  terminate  this
Lease  effective sixty (60) days following the date of occurrence of such damage by giving a written  termination  notice to Lessee within thirty (30) days after the date of occurrence of such damage.  Notwithstanding the foregoing, if Lessee at that time has an  exercisable  option to extend this Lease or to purchase the
Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b)  providing  Lessor with any  shortage in  insurance  proceeds  (or  adequate assurance  thereof)  needed to make the  repairs on or before the earlier of (i)
the date which is ten days after  Lessee's  receipt of Lessor's  written  notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in  insurance  proceeds,  Lessor  shall,  at  Lessor's  commercially  reasonable expense,  repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.  If Lessee fails to exercise  such option and provide  such funds or  assurance  during  such  period,  then this Lease  shall terminate on the date specified in the  termination  notice and Lessee's  option shall be extinguished.

     9.6  Abatement of Rent; Lessee's Remedies.

          (a)  Abatement.  In the event of Premises  Partial  Damage or Premises
Total  Destruction  or a Hazardous  Substance  Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair,  remediation  or  restoration  of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired,  but not to exceed the proceeds  received from the Rental Value insurance,  All other obligations of Lessee  hereunder shall be performed by Lessee,  and Lessor shall have no  liability  for any such  damage,  destruction,  remediation,  repair or restoration except as provided herein.

          (b)  Remedies.  If Lessor  shall be obligated to repair or restore the
Premises and does not commence, in a substantial and meaningful way, such repair or  restoration  within  ninety (90) days after such  obligation  shall  accrue,
Lessee may, at any time prior to the commencement of such repair or restoration, give  written  notice to Lessor and to any  Lenders  of which  Lessee has actual notice,  of Lessee's  election to  terminate  this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such  repair  or  restoration  is not  commenced  within  thirty  (30)  days thereafter,  this Lease shall terminate as of the date specified in said notice.
If the repair or  restoration  is commenced  within said thirty (30) days,  this
Lease shall continue in full force and effect.  "Commence" shall mean either the unconditional  authorization  of the  preparation of the required  plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7  Termination  -  Advance  Payments.  Upon  termination  of  this  Lease pursuant to Paragraph  6.2(g) or Paragraph 9, an equitable  adjustment  shall be made concerning  advance Base Rent and any other advance payments made by Lessee to Lessor.  Lessor  shall,  in  addition,  return to Lessee so much of  Lessee's
Security Deposit as has not been, or is not then required to be, used by Lessor.

     9.8  Waive  Statutes.  Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or  destruction  of the  Premises  with respect to the  termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  Real Property Taxes.

     10.1 Definition of "Real  Property  Taxes." As used herein,  the term "Real
Property  Taxes" shall  include any form of  assessment;  real estate,  general,
special,  ordinary  or  extraordinary,   or  rental  levy  or  tax  (other  than
inheritance,  personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable  interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing,  by any  authority  having the direct or  indirect  power to tax and where the funds are generated with  reference to the Building  address and where the proceeds so generated  are to be applied by the city,  county or other local taxing  authority of a jurisdiction  within which the Premises are located.  The term "Real Property Taxes" shall also include any tax, fee, levy,  assessment or charge,  or any increase  therein,  imposed by reason of events occurring during the term of this Lease,  including but not limited to, a change in the ownership of the Premises.

     10.2

          (a)  Payment  of  Taxes.  Lessee  shall  pay the Real  Property  Taxes applicable to the Premises  during the term of this Lease.  Subject to Paragraph
10.2(b),  all such  payments  shall be made at least ten (10) days  prior to any delinquency  date.  Lessee  shall  promptly  furnish  Lessor  with  satisfactory evidence  that such  taxes have been paid.  If any such  taxes  shall  cover any period of time prior to or after the  expiration or  termination  of this Lease,
Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any  overpayment.  If Lessee shall fail to pay any required
Real  Property  Taxes,  Lessor shall have the right to pay the same,  and Lessee shall reimburse Lessor therefor upon demand.

          (b)  Advance Payment.  In the event Lessee incurs a late charge on any
Rent payment, Lessor may, at Lessor's option, estimate the current Real Property
Taxes,  and  require  that such  taxes be paid in  advance  to Lessor by Lessee, either:  (i) in a lump sum amount equal to the installment  due, at least twenty
(20) days prior to the applicable  delinquency  date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require  payment  monthly in advance,  the monthly  payment  shall be an amount equal to the amount of the estimated  installment of taxes divided by the number of months remaining before the month in which said installment becomes  delinquent.  When the actual amount of the  applicable tax bill is known,  the amount of such equal monthly  advance payments  shall be adjusted  as required to provide the funds  needed to pay the applicable  taxes. If the amount collected by Lessor is insufficient to pay such
Real  Property  Taxes when due,  Lessee  shall pay  Lessor,  upon  demand,  such additional  sums as are  necessary to pay such  obligations.  All monies paid to
Lessor under this Paragraph may be intermingled  with other monies of Lessor and shall not bear interest.  In the event of a Breach by Lessee in the  performance of its  obligations  under this Lease,  then any balance of funds paid to Lessor under the provisions of this Paragraph may, at the option of Lessor,  be treated as an additional Security Deposit.

     10.3 Joint  Assessment.  If  the  Premises  are  not  separately  assessed,
Lessee's  liability shall be an equitable  proportion of the Real Property Taxes for all of the land and  improvements  included within the tax parcel  assessed, such  proportion to be  conclusively  determined  by Lessor from the  respective valuations  assigned in the assessor's work sheets or such other  information as may be reasonably available.

     10.4 Personal Property Taxes.  Lessee shall pay, prior to delinquency,  all taxes  assessed  against  and levied  upon  Lessee  Owned  Alterations,  Utility
Installations,  Trade Fixtures, furnishings, equipment and all personal property of Lessee.  When  possible,  Lessee shall cause such property to be assessed and billed  separately  from the real  property of Lessor.  If any of Lessee's  said personal  property shall be assessed with Lessor's real  property,  Lessee shall pay Lessor the taxes  attributable  to  Lessee's  property  within ten (10) days after receipt of a written statement.

11.  Utilities.  Lessee  shall  pay for all  water,  gas,  heat,  light,  power, telephone,  trash  disposal and other  utilities  and  services  supplied to the
Premises,  together  with  any  taxes  thereon.  If any  such  services  are not separately metered to Lessee,  Lessee shall pay a reasonable  proportion,  to be determined by Lessor, of all charges jointly metered.

12.  Assignment and Subletting.

     12.1 Lessor's Consent Required.

          (a)  Lessee  shall not  voluntarily  or by  operation  of law  assign, transfer, mortgage or encumber (collectively,  "assign or assignment") or sublet all or any part of Lessee's  interest in this Lease or in the  Premises  without
Lessor's prior written consent.

          (b)  A change in the control of Lessee shall  constitute an assignment requiring consent.  The transfer,  on a cumulative basis, of twenty-five percent
(25%) or more of the  voting  control  of Lessee  shall  constitute  a change in control for this purpose.

          (c)  The  involvement of Lessee or its assets in any  transaction,  or series  of  transactions  (by  way  of  merger,  sale,  acquisition,  financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation  of this Lease or Lessee's  assets  occurs,  which results or will result in a  reduction  of the Net Worth of  Lessee  by an amount  greater  than twenty-five percent (25%) of such Net Worth as it was represented at the time of the  execution  of this Lease or at the time of the most  recent  assignment  to which  Lessor  has  consented,  or  as  it  exists  immediately  prior  to  said transaction or transactions  constituting  such  reduction,  whichever was or is greater,  shall be  considered  an  assignment of this Lease to which Lessor may withhold its consent.  "Net Worth of Lessee"  shall mean the net worth of Lessee
(excluding any  guarantors)  established  under  generally  accepted  accounting principles.

          (d)  An assignment or subletting  without  consent shall,  at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable
Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved  assignment or subletting as a noncurable  Breach,  Lessor may either:  (i)  terminate  this Lease,  or (ii) upon thirty (30) days  written notice,  increase the monthly Base Rent to one hundred ten percent (110%) of the
Base Rent  then in  effect.  Further,  in the event of such  Breach  and  rental adjustment,  (i) the purchase  price of any option to purchase the Premises held by Lessee  shall be subject to similar  adjustment  to one  hundred  ten percent
(110%) of the  price  previously  in  effect,  and (ii) all fixed and  non-fixed rental  adjustments  scheduled  during the  remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent.

          (e)  Lessee's  remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 Terms and Conditions Applicable to Assignment and Subletting.

          (a)  Regardless  of Lessor's  consent,  any  assignment  or subletting shall not:  (i) be  effective  without the express  written  assumption  by such assignee or  sublessee  of the  obligations  of Lessee  under this  Lease;  (ii)
release  Lessee  of any  obligations  hereunder;  or  (iii)  alter  the  primary liability of Lessee for the payment of Rent or for the  performance of any other obligations to be performed by Lessee.

          (b)  Lessor may accept Rent or  performance  of  Lessee's  obligations from any  person  other  than  Lessee  pending  approval  or  disapproval  of an assignment.  Neither a delay in the approval or disapproval  of such  assignment nor the acceptance of Rent or performance  shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

          (c)  Lessor's  consent  to any  assignment  or  subletting  shall  not constitute a consent to any subsequent assignment or subletting.

          (d)  In the  event of any  Default  or Breach by  Lessee,  Lessor  may proceed directly  against Lessee,  any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or  sublessee,  without first  exhausting  Lessor's  remedies  against any other person or entity  responsible  therefore  to  Lessor,  or any  security  held by
Lessor.

          (e)  Each request for consent to an assignment or subletting  shall be in writing,  accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or  sublessee,  including  but not limited to the  intended  use and/or required  modification of the Premises, if any, together with a fee of $1,000 or ten percent (10%) of the current  monthly Base Rent applicable to the portion of the  Premises  which is the  subject of the  proposed  assignment  or  sublease, whichever is greater,  as consideration for Lessor's  considering and processing said  request.  Lessee  agrees to provide  Lessor with such other or  additional information and/or documentation as may be reasonably requested.

          (f)  Any assignee of, or sublessee under,  this Lease shall, by reason of accepting such  assignment or entering into such sublease,  be deemed to have assumed and agreed to conform  and comply  with each and every  term,  covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent  with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

     12.3 Additional  Terms  and  Conditions   Applicable  to  Subletting.   The
following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises  and shall be deemed  included in all  subleases  under this Lease whether or not expressly incorporated therein:

          (a)  Lessee  hereby  assigns and  transfers  to Lessor all of Lessee's interest in all Rent payable on any  sublease,  and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided,  however, that until a Breach  shall occur in the  performance  of  Lessee's  obligations,
Lessee may collect said Rent.  Lessor  shall not, by reason of the  foregoing or any  assignment of such  sublease,  nor by reason of the  collection of Rent, be deemed  liable to the  sublessee for any failure of Lessee to perform and comply with any of Lessee's  obligations to such sublessee.  Lessee hereby  irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from
Lessor stating that a Breach exists in the  performance of Lessee's  obligations under  this  Lease,  to pay to Lessor  all Rent due and to become  due under the sublease.  Sublessee  shall rely upon any such  notice from Lessor and shall pay all Rents to Lessor  without  any  obligation  or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

          (b)  In the event of a Breach by Lessee,  Lessor  may,  at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations  of the sublessor  under such sublease from the time of the exercise of said option to the expiration of such  sublease;  provided,  however,  Lessor shall not be liable  for any  prepaid  rents or  security  deposit  paid by such sublessee  to such  sublessor  or for any prior  Defaults  or  Breaches  of such sublessor.

          (c)  Any  matter  requiring  the  consent  of the  sublessor  under  a sublease shall also require the consent of Lessor.

          (d)  No sublessee  shall  further  assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e)  Lessor shall deliver a copy of any notice of Default or Breach by
Lessee to the sublessee,  who shall have the right to cure the Default of Lessee within the grace period, if any,  specified in such notice.  The sublessee shall have a right of  reimbursement  and offset from and against  Lessee for any such
Defaults cured by the sublessee.

13.  Default; Breach; Remedies.

     13.1 Default;  Breach. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms,  covenants,  conditions  or rules under this  Lease.  A  "Breach"  is defined  as the  occurrence  of one or more of the following  Defaults,  and the failure of Lessee to cure such Default  within any applicable grace period:

          (a)  The abandonment of the Premises;  or the vacating of the Premises without  providing a  commercially  reasonable  level of security,  or where the coverage of the property insurance  described in Paragraph 8.3 is jeopardized as a result  thereof,  or  without  providing  reasonable  assurances  to  minimize potential vandalism.

          (b)  The failure of Lessee to make any payment of Rent or any Security
Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable  evidence of insurance or surety bond, or to fulfill any obligation  under this Lease which endangers or threatens life or property,  where such failure  continues for a period of three (3) business days following written notice to Lessee.

          (c)  The failure by Lessee to provide (i) reasonable  written evidence of compliance with Applicable  Requirements,  (ii) the service contracts,  (iii)
the  rescission  of an  unauthorized  assignment or  subletting,  (iv) a Tenancy
Statement, (v) a requested subordination,  (vi) evidence concerning any guaranty and/or Guarantor,  (vii) any document  requested under Paragraph 42 (easements), or (viii) any other  documentation  or  information  which Lessor may reasonably require  of  Lessee  under  the  terms of this  Lease,  where  any such  failure continues for a period of ten (10) days following written notice to Lessee.

          (d)  A Default by Lessee as to the  terms,  covenants,  conditions  or provisions of this Lease,  or of the rules  adopted  under  Paragraph 40 hereof, other than those described in subparagraphs  13.1(a),  (b) or (c), above,  where such Default  continues for a period of thirty (30) days after  written  notice;
provided, however, that if the nature of Lessee's Default is such that more than thirty  (30) days are  reasonably  required  for its cure,  then it shall not be deemed to be a Breach if Lessee  commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e)  The occurrence of any of the following events:  (i) the making of any  general  arrangement  or  assignment  for the  benefit of  creditors;  (ii)
becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto  (unless,  in the case of a petition filed against  Lessee,  the same is dismissed  within  sixty  (60)  days);  (iii) the  appointment  of a trustee  or receiver to take possession of  substantially  all of Lessee's assets located at the  Premises or of Lessee's  interest in this Lease,  where  possession  is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial  seizure of  substantially  all of Lessee's assets located at the
Premises  or of  Lessee's  interest  in this  Lease,  where such  seizure is not discharged  within thirty (30) days;  provided,  however,  in the event that any provision of this  subparagraph 13.1 (e) is contrary to any applicable law, such provision  shall be of no force or effect,  and not affect the  validity  of the remaining provisions.

          (f)  The discovery  that any  financial  statement of Lessee or of any
Guarantor given to Lessor was materially false.

          (g)  If the  performance of Lessee's  obligations  under this Lease is guaranteed:  (i) the death of a Guarantor; (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance  with the terms of such  guaranty;  (iii) a  Guarantor's  becoming  insolvent  or the  subject of a bankruptcy filing;  (iv) a Guarantor's  refusal to honor the guaranty;  or (v) a
Guarantor's  breach of its guaranty  obligation on an  anticipatory  basis,  and
Lessee's  failure,  within sixty (60) days following  written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then  existing  resources  of Lessee,  equals or exceeds  the  combined financial  resources  of Lessee and the  Guarantors  that existed at the time of execution of this Lease.

     13.2 Remedies.  If Lessee fails to perform any of its affirmative duties or obligations,  within  ten  (10)  days  after  written  notice  (or in case of an emergency,  without  notice),  Lessor may, at its option,  perform  such duty or obligation  on Lessee's  behalf,  including  but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals.  The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice  therefor.  If any check given to Lessor by Lessee  shall not be  honored  by the bank upon  which it is drawn,
Lessor,  at its option,  may require all future payments to be made by Lessee to be by cashier's  check.  In the event of a Breach,  Lessor may,  with or without further  notice or demand,  and without  limiting  Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

          (a)  Terminate  Lessee's  right to  possession  of the Premises by any lawful  means,  in which  case this  Lease  shall  terminate  and  Lessee  shall immediately  surrender  possession  to  Lessor.  In such event  Lessor  shall be entitled to recover  from  Lessee:  (i) the unpaid Rent which had been earned at the time of  termination;  (ii) the worth at the time of award of the  amount by which the unpaid rent which would have been earned after  termination  until the time of award  exceeds  the amount of such  rental  loss that the Lessee  proves could have been reasonably avoided;  (iii) the worth at the time of award of the amount by which the  unpaid  rent for the  balance of the term after the time of award  exceeds the amount of such rental  loss that the Lessee  proves  could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the  detriment  proximately  caused by the  Lessee's  failure to perform its obligations  under this Lease or which in the ordinary course of things would be likely to result therefrom,  including but not limited to the cost of recovering
possession  of  the  Premises,   expenses  of  reletting,   including  necessary
renovation and alteration of the Premises,  reasonable attorneys' fees, and that portion of any leasing  commission  paid by Lessor in connection with this Lease applicable to the unexpired  term of this Lease.  The worth at the time of award of the  amount  referred  to in  provision  (iii) of the  immediately  preceding sentence  shall be computed by  discounting  such amount at the discount rate of the Federal  Reserve Bank of the District  within which the Premises are located at the time of award  plus one  percent  (1%).  Efforts  by Lessor to  mitigate damages  caused by Lessee's  Breach of this Lease shall not waive Lessor's right to recover  damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such  proceeding  any unpaid Rent and  damages as are  recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period  required  under  Paragraph 13.1 was not previously  given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful  detainer  statute shall also constitute the notice required by Paragraph  13.1. In such case, the applicable  grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently,  and the  failure of Lessee to cure the  Default  within the  greater of the two such grace periods shall  constitute  both an unlawful  detainer and a Breach of this
Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b)  Continue the Lease and Lessee's  right to possession  and recover the Rent as it becomes due, in which event Lessee may sublet or assign,  subject only to reasonable  limitations.  Acts of maintenance,  efforts to relet, and/or the  appointment  of a receiver to protect  the  Lessor's  interests,  shall not constitute a termination of the Lessee's right to possession.

          (c)  Pursue any other remedy now or hereafter available under the laws or  judicial  decisions  of the state  wherein the  Premises  are  located.  The expiration or termination of this Lease and/or the termination of Lessee's right to  possession  shall not relieve  Lessee  from  liability  under any  indemnity provisions  of this Lease as to matters  occurring  or accruing  during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 Inducement  Recapture.  Any agreement for free or abated rent or other charges,  or for the  giving or paying by Lessor to or for Lessee of any cash or other bonus,  inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions,"
shall be deemed  conditioned upon Lessee's full and faithful  performance of all of the terms,  covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement  Provision shall  automatically be deemed deleted from this Lease and of no further force or effect,  and any rent,  other charge, bonus,  inducement or consideration  theretofore abated, given or paid by Lessor under such an  Inducement  Provision  shall be  immediately  due and  payable by
Lessee to Lessor,  notwithstanding any subsequent cure of said Breach by Lessee.
The  acceptance by Lessor of Rent or the cure of the Breach which  initiated the operation  of this  paragraph  shall  not be  deemed a waiver  by  Lessor of the provisions of this paragraph unless  specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 Late Charges.  Lessee hereby  acknowledges that late payment by Lessee of Rent will cause  Lessor to incur costs not  contemplated  by this Lease,  the exact  amount of which will be  extremely  difficult  to  ascertain.  Such costs include,  but are not limited to,  processing and accounting  charges,  and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor  within five (5) days after such amount shall be due, then,  without any  requirement  for notice to Lessee,  Lessee shall pay to
Lessor a one-time  late charge  equal to ten percent  (10%) of each such overdue amount.  The Parties  hereby  agree that such late charge  represents a fair and reasonable  estimate  of the  costs  Lessor  will  incur by  reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's  Default or Breach with respect to such overdue  amount,  nor prevent the exercise of any of the other rights and remedies granted  hereunder.
In the event that a late charge is payable hereunder,  whether or not collected, for three (3) consecutive  installments of Base Rent, then  notwithstanding  any provision of this Lease to the contrary,  Base Rent shall,  at Lessor's  option, become due and payable quarterly in advance.

     13.5 Interest.  Any monetary payment due Lessor hereunder,  other than late charges, not received by Lessor, when due as to scheduled payments (such as Base
Rent) or  within  thirty  (30) days  following  the date on which it was due for non-scheduled  payment,  shall  bear  interest  from the date  when  due,  as to scheduled  payments,  or the  thirty-first  (31st  day  after  it was  due as to non-scheduled  payments. The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four  percent  (4%),  but shall not exceed the  maximum  rate allowed by law.  Interest is payable in addition  to the  potential  late charge provided for in Paragraph 13.4.

     13.6 Breach by Lessor.

          (a)  Notice of  Breach.  Lessor  shall not be deemed in breach of this
Lease unless  Lessor fails  within a  reasonable  time to perform an  obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than  thirty  (30) days after  receipt by Lessor, and any  Lender  whose name and  address  shall  have been  furnished  Lessee in writing for such purpose,  of written notice specifying  wherein such obligation of Lessor  has not been  performed;  provided,  however,  that if the  nature of
Lessor's  obligation  is such  that more than  thirty  (30) days are  reasonably required for its performance,  then Lessor shall not be in breach if performance is  commenced  within  such  thirty  (30) day period and  thereafter  diligently pursued to completion.

          (b)  Performance  by Lessee on Behalf  of  Lessor.  In the event  that neither  Lessor  nor Lender  cures said  breach  within  thirty  (30) days after receipt of said notice,  or if having commenced said cure they do not diligently pursue it to  completion,  then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount  equal to the greater of one month's Base
Rent  or the  Security  Deposit,  and to pay an  excess  of such  expense  under protest,  reserving  Lessee's right to reimbursement  from Lessor.  Lessee shall document the cost of said cure and supply said documentation to Lessor.

14.  Condemnation.  If the  Premises or any portion  thereof are taken under the power of eminent  domain or sold under the threat of the  exercise of said power
(collectively  "Condemnation"),  this Lease shall terminate as to the part taken as of the date the condemning  authority  takes title or  possession,  whichever first  occurs.  If more than ten percent  (10%) of any  building  portion of the
Premises, or more than twenty-five percent (25%) of the land area portion of the
Premises not occupied by any building, is taken by Condemnation,  Lessee may, at
Lessee's  option,  to be exercised in writing  within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice,  within ten (10) days after the  condemning  authority  shall have taken possession)  terminate this Lease as of the date the condemning  authority takes such possession.  If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the  reduction  in  utility  of the  Premises  caused  by such  Condemnation.
Condemnation  awards and/or  payments  shall be the property of Lessor,  whether such  award  shall  be made as  compensation  for  diminution  in  value  of the leasehold,  the value of the part taken,  or for  severance  damages;  provided, however,  that  Lessee  shall  be  entitled  to any  compensation  for  Lessee's relocation  expenses,  loss of business goodwill and/or Trade Fixtures,  without regard to whether or not this Lease is terminated  pursuant to the provisions of this Paragraph.  All Alterations and Utility  Installations made to the Premises by Lessee,  for purposes of Condemnation  only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation  which is payable  therefor.  In the event that this Lease is not  terminated by reason of the Condemnation,  Lessor shall repair any damage to the Premises caused by such
Condemnation.

15.  Brokers' Fee.

     15.1 Additional  Commission.  In addition to the payments  owed pursuant to
Paragraph  1.10  above,  and unless  Lessor and the Brokers  otherwise  agree in writing,  Lessor agrees that: (a) if Lessee exercises any Option,  (b) if Lessee acquires  any  rights to the  Premises  or other  premises  owned by Lessor  and located within the same Project,  if any,  within which the Premises is located,
(c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation  clause herein,  then,  Lessor shall pay
Brokers a fee in  accordance  with the schedule of said Brokers in effect at the time of the execution of this Lease.

     15.2 Assumption  of  Obligations.  Any  buyer  or  transferee  of  Lessor's interest  in this  Lease  shall be deemed to have  assumed  Lessor's  obligation hereunder.  Each Broker shall be a third party  beneficiary of the provisions of
Paragraphs  1.10,  15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions  pertaining to this Lease when due, then such amounts shall  accrue  Interest.  In  addition,  if Lessor  fails to pay any  amounts to
Lessee's Broker when due,  Lessee's Broker may send written notice to Lessor and
Lessee of such failure and if Lessor  fails to pay such amounts  within ten (10)
days after said  notice,  Lessee  shall pay said monies to its Broker and offset such amounts against Rent. In addition,  Lessee's Broker shall be deemed to be a third party  beneficiary  of any  commission  agreement  entered  into by and/or between Lessor and Lessor's Broker.

     15.3 Representations  and Indemnities of Broker  Relationships.  Lessee and
Lessor each  represent and warrant to the other that it has had no dealings with any  person,  firm,  broker  or  finder  (other  than  the  Brokers,  if any) in connection  with this  Lease,  and that no one other than said named  Brokers is entitled to any  commission or finder's fee in connection  herewith.  Lessee and
Lessor do each hereby  agree to  indemnify,  protect,  defend and hold the other harmless  from and against  liability for  compensation  or charges which may be claimed by any such unnamed  broker,  finder or other similar party by reason of any dealings or actions of the indemnified Party, including any costs, expenses, and/or attorney fees reasonably incurred with respect thereto.

16.  Estoppel Certificates.

          (a)  Each Party (as  "Responding  Party")  shall  within ten (10) days after  written  notice from the other Party (the  "Requesting  Party")  execute, acknowledge  and deliver to the Requesting  Party a statement in writing in form similar to the then most current  "Estoppel  Certificate"  form published by the
American Industrial Real Estate Association,  plus such additional  information, confirmation and/or statements as may be reasonably  requested by the Requesting
Party.

          (b)  If the  Responding  Party  shall fail to  execute or deliver  the
Estoppel  Certificate  within  such ten day  period,  the  Requesting  Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect  without  modification  except as may be  represented  by the  Requesting
Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting  Party, not more than one month's Rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the
Requesting  Party's  Estoppel  Certificate,  and the  Responding  Party shall be estopped from denying the truth of the facts contained in said Certificate.

          (c)  If Lessor desires to finance, refinance, or sell the Premises, or any part  thereof,  Lessee and all  Guarantors  shall  deliver to any  potential lender or purchaser  designated  by Lessor such  financial  statements as may be reasonably required by such lender or purchaser,  including, but not limited to,
Lessee's  financial  statements for the past three (3) years. All such financial statements  shall  be  received  by  Lessor  and such  lender  or  purchaser  in confidence and shall be used only for the purposes herein set forth.

17.  Definition of Lessor. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises,  or, if this is a sublease,  of the Lessee's  interest in the prior lease.  In the event of a transfer of Lessor's  title or  interest in the  Premises or this Lease,  Lessor shall  deliver to the  transferee  or assignee (in cash or by credit) any unused
Security  Deposit held by Lessor.  Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit,  as aforesaid,  the prior Lessor shall be relieved of all liability with respect to the  obligations and/or  covenants  under this Lease  thereafter  to be  performed by the Lessor.
Subject to the foregoing,  the obligations  and/or covenants in this Lease to be performed  by the Lessor  shall be binding  only upon the Lessor as  hereinabove defined.  Notwithstanding  the above, and subject to the provisions of Paragraph
20 below,  the original Lessor under this Lease,  and all subsequent  holders of the Lessor's  interest in this Lease shall remain  liable and  responsible  with regard to the potential duties and liabilities of Lessor pertaining to Hazardous
Substances as outlined in Paragraph 6 above.

18.  Severability.  The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days.  Unless  otherwise  specifically  indicated to the contrary,  the word
"days" as used in this Lease shall mean and refer to calendar days.

20.  Limitation on Liability.  Subject to the  provisions of Paragraph 17 above, the  obligations  of Lessor  under  this  Lease  shall not  constitute  personal obligations  of  Lessor,  the  individual  partners  of  Lessor  or its or their individual partners, directors, officers or shareholders,  and Lessee shall look to the Premises,  and to no other assets of Lessor,  for the satisfaction of any liability  of Lessor  with  respect to this Lease,  and shall not seek  recourse against the individual partners of Lessor, or its or their individual  partners, directors,  officers or  shareholders,  or any of their personal assets for such satisfaction.

21. Time of Essence.  Time is of the essence with respect to the  performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other  Agreements;  Broker  Disclaimer.  This Lease contains all agreements  between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.
Lessor and Lessee each  represents and warrants to the Brokers that it has made, and is relying solely upon,  its own  investigation  as to the nature,  quality, character and financial  responsibility  of the other Party to this Lease and as to  the  nature,  quality  and  character  of  the  Premises.  Brokers  have  no responsibility  with  respect  thereto or with  respect to any default or breach hereof by either Party.  The  liability  (including  court costs and  Attorneys'
fees),  of any  Broker  with  respect to  negotiation,  execution,  delivery  or performance  by either  Lessor or Lessee  under this Lease or any  amendment  or modification hereto shall be limited to an amount up to the fee received by such
Broker pursuant to this Lease; provided,  however, that the foregoing limitation on each Broker's  liability  shall not be applicable to any gross  negligence or willful misconduct of such Broker.

23.  Notices.

     23.1 Notice  Requirements.  All notices required or permitted by this Lease shall be in writing  and may be  delivered  in person (by hand or by courier) or may be sent by regular,  certified or  registered  mail or U.S.  Postal  Service
Express Mail, with postage prepaid, or by facsimile  transmission,  and shall be deemed  sufficiently given if served in a manner specified in this Paragraph 23.
The addresses noted adjacent to a Party's  signature on this Lease shall be that
Party's address for delivery or mailing of notices.  Either Party may by written notice to the other  specify a different  address  for notice,  except that upon
Lessee's  taking  possession  of the  Premises,  the Premises  shall  constitute
Lessee's  address  for  notice.  A copy  of  all  notices  to  Lessor  shall  be concurrently  transmitted  to such party or parties at such  addresses as Lessor may from time to time hereafter designate in writing.

     23.2 Date of Notice.  Any notice  sent by  registered  or  certified  mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed  given  forty-eight  (48) hours after the same is  addressed  as  required  herein and mailed  with  postage  prepaid.
Notices  delivered  by United  States  Express  Mail or  overnight  courier that guarantee next day delivery shall be deemed given  twenty-four  (24) hours after delivery of the same to the Postal  Service or courier.  Notices  transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail.
If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers.  No waiver by Lessor of the Default or Breach of any term, covenant or  condition  hereof by  Lessee,  shall be  deemed a waiver of any other  term, covenant or condition hereof,  or of any subsequent  Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or  approval  of,  any act shall  not be  deemed to render  unnecessary  the obtaining of Lessor's  consent to, or approval of, any subsequent or similar act by Lessee,  or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease  requiring  such consent.  The acceptance of Rent by
Lessor shall not be a waiver of any Default or Breach by Lessee.  Any payment by
Lessee may be  accepted  by Lessor on account of monies or damages  due  Lessor, notwithstanding  any  qualifying  statements  or  conditions  made by  Lessee in connection  therewith,  which such statements  and/or  conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25.  Recording.  Either  Lessor or Lessee  shall,  upon  request  of the  other, execute,  acknowledge  and deliver to the other a short form  memorandum of this
Lease  for  recording  purposes.  The  Party  requesting  recordation  shall  be responsible for payment of any fees applicable thereto.

26.  No Right To  Holdover.  Lessee  has no right to  retain  possession  of the
Premises or any part thereof beyond the expiration or termination of this Lease.
In the event that Lessee  holds over,  then the Base Rent shall be  increased to one hundred fifty percent  (150%) of the Base Rent  applicable  during the month immediately  preceding the expiration or termination.  Nothing  contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27.  Cumulative  Remedies.  No  remedy  or  election  hereunder  shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions;  Construction of Agreement. All provisions of this
Lease to be observed or performed by Lessee are both  covenants and  conditions.
In construing this Lease, all headings and titles are for the convenience of the
Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall  not be  construed  as if  prepared  by one of  the  Parties,  but  rather according  to its fair  meaning as a whole,  as if both Parties had prepared it.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their  personal  representatives,  successors and assigns and be governed by the laws of the State in which the Premises are located.  Any litigation between the
Parties hereto  concerning  this Lease shall be initiated in the county in which the Premises are located.

30. Subordination; Attornment; Non-Disturbance.

     30.1 Subordination.  This  Lease and any  Option  granted  hereby  shall be subject and subordinate to any ground lease,  mortgage,  deed of trust, or other hypothecation  or security  device  (collectively,  "Security  Device"),  now or hereafter placed upon the Premises, to any and all advances made on the security thereof,  and to all renewals,  modifications,  and extensions  thereof.  Lessee agrees that the  holders of any such  Security  Devices (in this Lease  together referred to as  "Lessor's  Lender')  shall have no liability  or  obligation  to perform any of the obligations of Lessor under this Lease.  Any Lender may elect to have this Lease and/or any Option granted hereby  superior to the lien of its
Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device,  notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 Attornment.  Subject to the  non-disturbance  provisions  of Paragraph
30.3,  Lessee  agrees to attorn  to a Lender  or any  other  party who  acquires ownership of the Premises by reason of a foreclosure of a Security  Device,  and that in the event of such  foreclosure,  such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events  occurring prior to  acquisition  of  ownership;  (ii) be to any offsets or defenses  which
Lessee might have against any prior  lessor;  or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 Non-Disturbance.  With  respect to Security  Devices  entered  into by
Lessor after the execution of this Lease,  Lessee's  subordination of this Lease
shall  be  subject  to  receiving  a  commercially  reasonable   non-disturbance
agreement (a "Non-Disturbance  Agreement") from the Lender which Non-Disturbance
Agreement  provides  that Lessee's  possession of the Premises,  and this Lease, including  any options to extend the term hereof,  will not be disturbed so long as  Lessee  is not in Breach  hereof  and  attorns  to the  record  owner of the
Premises.  Further,  within  sixty (60) days after the  execution of this Lease,
Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance
Agreement from the holder of any  pre-existing  Security Device which is secured
by  the   Premises.   In  the  event  that  Lessor  is  unable  to  provide  the
Non-Disturbance  Agreement  within  said sixty (60) days,  then  Lessee  may, at
Lessee's  option,  directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

     30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective  without the execution of any further  documents;  provided,  however, that,  upon written  request from Lessor or a Lender in connection  with a sale, financing or refinancing  of the Premises,  Lessee and Lessor shall execute such further  writings as may be  reasonably  required  to  separately  document  any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31.  Attorneys'  Fees.  If any  Party or Broker  brings an action or  proceeding involving  the  Premises  to  enforce  the  terms  hereof or to  declare  rights hereunder,  the Prevailing Party (as hereafter  defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or  proceeding  is pursued to decision  or  judgment.  The term,
"Prevailing  Party" shall  include,  without  limitation,  a Party or Broker who substantially  obtains or defeats the relief sought, as the case may be, whether by compromise,  settlement,  judgment,  or the abandonment by the other Party or
Broker of its claim or defense.  The attorneys' fees award shall not be computed in  accordance  with  any  court  fee  schedule,  but  shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition,  Lessor shall be entitled to attorneys' fees, costs and expenses  incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently  commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time,  in the case of an  emergency, and  otherwise  at  reasonable  times for the  purpose  of  showing  the same to prospective  purchasers,  lenders,  or  lessees,  and making  such  alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary.
All such activities  shall be without  abatement of rent or liability to Lessee.
Lessor may at any time place on the Premises  any ordinary  "For Sale" signs and
Lessor  may  during  the last six (6)  months  of the term  hereof  place on the
Premises  any  ordinary  "For Lease"  signs.  Lessee may at any time place on or about the Premises any ordinary "For Sublease" sign.

33. Auctions.  Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without  Lessor's prior written  consent.  Lessor shall not be obligated to exercise any standard of reasonableness  in determining  whether to permit an auction.

34. Signs.  Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without  Lessor's prior written  consent.  All signs must comply with all Applicable Requirements.

35.  Termination;  Merger.  Unless  specifically  stated otherwise in writing by
Lessor,  the  voluntary or other  surrender of this Lease by Lessee,  the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee,  shall  automatically  terminate any sublease or lesser estate in the
Premises;  provided,  however,  that Lessor may elect to continue any one or all existing subtenancies.  Lessor's failure within ten (10) days following any such event to elect to the  contrary  by  written  notice  to the  holder of any such
lesser  interest,   shall  constitute  Lessor's  election  to  have  such  event constitute the termination of such interest.

36. Consents.  Except as otherwise  provided herein,  wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed.  Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers'
and other consultants' fees) incurred in the consideration of, or response to, a request  by Lessee  for any  Lessor  consent,  including,  but not  limited  to, consents to an  assignment,  a subletting  or the presence or use of a Hazardous
Substance,  shall be paid by Lessee upon  receipt of an invoice  and  supporting documentation  therefor.  Lessor's consent to any act,  assignment or subletting shall not  constitute an  acknowledgment  that no Default or Breach by Lessee of this  Lease  exists,  nor  shall  such  consent  be  deemed a waiver of any then existing Default or Breach,  except as may be otherwise  specifically  stated in writing by Lessor at the time of such consent. The failure to specify herein any particular  condition to Lessor's  consent shall not preclude the  imposition by
Lessor at the time of consent of such  further or other  conditions  as are then reasonable  with reference to the  particular  matter for which consent is being given. In the event that either Party disagrees with any  determination  made by the other hereunder and reasonably  requests the reasons for such determination, the  determining  party shall  furnish its reasons in writing and in  reasonable detail within ten (10) business days following such request.

37.  Guarantor.

     37.1 Execution.  The  Guarantors,  if any, shall each execute a guaranty in the  form  most  recently  published  by the  American  Industrial  Real  Estate
Association,  and each such Guarantor shall have the same  obligations as Lessee under this Lease.

     37.2 Default.  It shall constitute a Default of the Lessee if any Guarantor fails or refuses,  upon request to provide: (a) evidence of the execution of the guaranty,  including the authority of the party signing on Guarantor's behalf to obligate Guarantor,  and in the case of a corporate Guarantor,  a certified copy of a  resolution  of its  board of  directors  authorizing  the  making  of such guaranty,  (b) current financial  statements,  (c) a Tenancy  Statement,  or (d)
written confirmation that the guaranty is still in effect.

38. Quiet  Possession.  Subject to payment by Lessee of the Rent and performance of all of the  covenants,  conditions  and  provisions  on  Lessee's  part to be observed and performed under this Lease,  Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. Options.

     39.1 Definition.  "Option"  shall mean: (a) the right to extend the term of or renew  this  Lease or to extend or renew any lease  that  Lessee has on other property  of  Lessor;  (b) the right of first  refusal  or first  offer to lease either the  Premises or other  property of Lessor;  (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

     39.2 Options Personal To Original Lessee.  Each Option granted to Lessee in this  Lease is  personal  to the  original  Lessee,  and cannot be  assigned  or exercised by anyone other than said original  Lessee and only while the original
Lessee is in full  possession of the Premises and, if requested by Lessor,  with
Lessee  certifying  that Lessee has no  intention  of  thereafter  assigning  or subletting.

     39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised  unless the prior
Options have been validly exercised.

     39.4 Effect of Default on Options.

          (a)  Lessee shall have no right to exercise an Option:  (i) during the period  commencing with the giving of any notice of Default and continuing until said  Default  is  cured,  (ii)  during  the  period  of time any Rent is unpaid
(without  regard to whether notice  thereof is given  Lessee),  (iii) during the time  Lessee is in Breach of this  Lease,  or (iv) in the event that  Lessee has been given  three (3) or more  notices of separate  Default,  whether or not the
Defaults are cured,  during the twelve (12) month period  immediately  preceding the exercise of the Option.

          (b)  The period of time within which an Option may be exercised  shall not be  extended or  enlarged  by reason of  Lessee's  inability  to exercise an
Option because of the provisions of Paragraph 39.4(a).

          (c)  An Option shall  terminate  and be of no further force or effect, notwithstanding  Lessee's due and timely exercise of the Option,  if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent  becomes due  (without any  necessity  of Lessor to give notice  thereof),  (ii) Lessor gives to Lessee three (3) or more  notices of  separate  Default  during  any twelve  (12) month period,  whether or not the  Defaults  are cured,  or (iii) if Lessee  commits a
Breach of this Lease.

40.  Multiple  Buildings.  If the  Premises  are a part of a group of  buildings controlled by Lessor,  Lessee agrees that it will observe all  reasonable  rules and  regulations  which  Lessor  may make from time to time for the  management, safety,  and care of said properties,  including the care and cleanliness of the grounds and including the parking,  loading and unloading of vehicles,  and that
Lessee  will pay its fair  share  of  common  expenses  incurred  in  connection therewith.

41. Security  Measures.  Lessee hereby  acknowledges  that the rental payable to
Lessor  hereunder  does not include the cost of guard service or other  security measures,  and that Lessor shall have no obligation  whatsoever to provide same.
Lessee assumes all  responsibility  for the protection of the Premises,  Lessee, its agents and invitees and their property from the acts of third parties.

42.  Reservations.  Lessor  reserves to itself the right,  from time to time, to grant,  without the  consent or joinder of Lessee,  such  easements,  rights and dedications that Lessor deems necessary,  and to cause the recordation of parcel maps and restrictions,  so long as such easements, rights, dedications, maps and restrictions  do not  unreasonably  interfere  with the use of the  Premises  by
Lessee.  Lessee agrees to sign any documents  reasonably  requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43.  Performance  Under Protest.  If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment  "under  protest"  and such payment  shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to  institute  suit for recovery of such sum. If it shall be adjudged that there was no legal  obligation on the part of said Party to pay such sum or any part  thereof,  said Party shall be entitled to recover  such sum or so much thereof as it was not legally required to pay.

44. Authority. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity  represents and warrants that he or she is duly Authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty
(30) days after  request,  deliver to the other Party  satisfactory  evidence of such authority.

45. Conflict.  Any conflict between the printed provisions of this Lease and the typewritten or handwritten  provisions shall be controlled by the typewritten or handwritten provisions.

46.  Offer.  Preparation  of this  Lease by  either  Party or  their  agent  and submission  of same to the other  Party shall not be deemed an offer to lease to the other  Party.  This Lease is not intended to be binding  until  executed and delivered by all Parties hereto.

47.  Amendments.  This  Lease may be  modified  only in  writing,  signed by the
Parties  in  interest  at the time of the  modification.  As long as they do not materially  change Lessee's  obligations  hereunder,  Lessee agrees to make such reasonable  non-monetary  modifications  to  this  Lease  as may  be  reasonably required by a Lender in  connection  with the  obtaining of normal  financing or refinancing of the Premises.

48.  Multiple  Parties.  If more than one  person  or entity is named  herein as either  Lessor or Lessee,  such  multiple  Parties  shall have joint and several responsibility to comply with the terms of this Lease.

49. Mediation and Arbitration of Disputes.  An Addendum  requiring the Mediation and/or the  Arbitration  of all  disputes  between  the Parties  and/or  Brokers arising out of this Lease ___ is X is not attached to this Lease.

LESSOR AND LESSEE HAVE  CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND
PROVISION  CONTAINED  HEREIN,  AND BY THE  EXECUTION  OF THIS  LEASE  SHOW THEIR
INFORMED AND VOLUNTARY  CONSENT  THERETO.  THE PARTIES HEREBY AGREE THAT, AT THE
TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE
AND  EFFECTUATE  THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE
PREMISES.

ATTENTION:   NO  REPRESENTATION  OR  RECOMMENDATION  IS  MADE  BY  THE  AMERICAN
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY,
LEGAL EFFECT,  OR TAX  CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT
RELATES. THE PARTIES ARE URGED TO:

1.   SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2.   RETAIN  APPROPRIATE  CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION
OF THE PREMISES.  SAID  INVESTIGATION  SHOULD INCLUDE BUT NOT BE LIMITED TO: THE
POSSIBLE  PRESENCE OF  HAZARDOUS  SUBSTANCES,  THE ZONING OF THE  PREMISES,  THE
STRUCTURAL  INTEGRITY,  THE CONDITION OF THEROOF AND OPERATING SYSTEMS,  AND THE
SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING:  IF THE PREMISES IS LOCATED IN A STATE OTHER THAN  CALIFORNIA,  CERTAIN
PROVISIONS  OF THE LEASE MAY NEED TO BE REVISED  TO COMPLY  WITH THE LAWS OF THE
STATE IN WHICH THE PREMISES IS LOCATED.

The  parties  hereto  have  executed  this  Lease at the  place and on the dates specified above their respective signatures.

             2716 N. Tenaya Way                         2716 N. Tenaya Way
Executed at: Las Vegas, NV  89128         Executed at:  Las Vegas, NV  89128
on:          November 29, 2001            on:           November 29, 2001
By LESSOR:                                By LESSEE:
 CALIFORNIA INDEMNITY INSURANCE COMPANY          SIERRA HEALTH SERVICES, INC.
By:____________________________________   By: _______________________________
Name Printed: John F. Okita               Name Printed:William Godfrey
Title:        Chief Financial Officer     Title:       Executive Vice President

By:                                       By:
Name Printed:                             Name Printed:
Title:                                    Title:

Address:      2716 North Tenaya Way       Address:  P.0. Box 15645
              Las Vegas, Nevada 89128               Las Vegas, Nevada 89114-5645
Telephone:    (702) 242-7046              Telephone: (702) 242-7014
Facsimile:    (702) 869-2415              Facsimile: (702) 869-2444
Federal ID No.                            Federal ID No.

NOTE:These forms are often  modified to meet the  changing  requirements  of law and industry needs. Always write or call to make sure you are utilizing the most current form:  AMERICAN  INDUSTRIAL REAL ESTATE  ASSOCIATION,  700 So.
     Flower Street,  Suite 600, Los Angeles,  California 90017.  (213) 687-8777.
     Fax No. (213) 687-8616

                             STANDARD LEASE ADDENDUM

DATED: November 29, 2001

  By and Between (Lessor)  California Indemnity Insurance Company
                           2716 N. Tenaya.Way, Las Vegas, NV 89128

                 (Lessee)  Sierra Health Services, Inc.
                           2716 N. Tenaya Way, Las Vegas, NV 89128

  Address of Premises:  Bldg. #B, 209 Mayflower, North Las Vegas, NV 89030

  Paragraph 50.

  ASSIGNMENT TO AFFILIATES

Anything to the contrary  notwithstanding  in Paragraph  12.1 of this Lease,  no consent of Lessor under that paragraph  shall be necessary if the Lessee assigns this  Lease or  sublets  all or any part of its  interest  in this  Lease or the
Premises  to an  assignee  or  sublessee  that is an  Affiliate  of the  Lessee;
provided (1) all the  provisions of Paragraph 12.2 and 12.3 of the Lease [except for Subparagraph 12.2(e)] shall apply and (2) Lessee shall give notice to Lessor at least 30 days prior to such assignment or subletting.

For the purposes of Paragraph 50:

A. An  affiliate  of a Person  shall  mean any other  Person  that  directly  or indirectly  controls,  or is controlled by or is under common  control with, the
Person specified.

B. Control  shall mean the  ownership of the  securities  or other  interests of another  Person having the power (a) to elect a majority of that Person's  board of directors or similar  governing  body, or (b)  otherwise  having the power to direct the business and policies of that Person.

C. A Person shall mean an  individual,  corporation,  partnership,  association, jointstock company, business trust, or any similar entity.

Paragraph 51.

A. RENT ADJUSTMENTS:

     The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method indicated below:

1. Cost of Living Adjustment(s) (COLA)

     a.   On November 1, 2002 and November I in every year  thereafter  the Base
Rent shall be  adjusted  by the change,  if any,  from the Base Month  specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S.
Department of Labor for CPIU (All Urban  Consumers),  for Western  Region - B/C,
All items (1982-1984 =100), herein referred to as "CPI".

     b.   The monthly rent payable in accordance with subparagraph A.l.a of this paragraph  shall be calculated as follows:  the Base Rent set forth in paragraph
1.5 of this Lease,  shall be  multiplied  by a fraction  the  numerator of which shall  be the  CPI of the  calendar  month  two  months  prior  to the  month(s)
specified in  subparagraph  A.1.a above during which the  adjustment  is to take effect,  and the  denominator  of which shall be the CPI of the  calendar  month which is two  months  prior to the first  month of the term of this Lease as set forth in paragraph 1.3 ("Base Month").  The sum so calculated  shall  constitute the new monthly rent hereunder,  but in no event shall any such new monthly rent be less than the rent  payable  for the  month  immediately  preceding  the rent adjustment.

     c.   In the event the  compilation  and/or  publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued,  then the index  most  nearly the same as the CPI shall be used to make  such  calculation.  In the event  that the  Parties  cannot  agree on such alternative  index,  then the matter  shall be  submitted  for  decision  to the
American  Arbitration  Association  in  accordance  with the then  rules of said
Association  and the  decision  of the  arbitrators  shall be  binding  upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

2. Notice

Unless specified  otherwise herein,  notice of any such adjustments,  other than
Fixed  Rental  Adjustments,  shall be made as  specified  in paragraph 23 of the
Lease.

Paragraph 52.

A. OPTION TO EXTEND:

Lessor  hereby  grants to Lessee the option to extend the term of this lease for
One (1)  additional  Sixty  (60)  month  period  commencing  when the prior term expires upon each and all of the following terms and conditions:

     (i) In order to  exercise  an option to extend,  Lessee  must give  written notice of such election to Lessor and Lessor must receive the same at least four (4) but not more than six (6) months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or  received,  such option shall automatically  expire.

     (ii) The provisions of paragraph 39,  including  those relating to Lessee's
     Default set forth in paragraph  39.4 of this Lease,  are conditions of this
     Option.

     (iii) Except for the provisions of this Lease granting an option or options to extend the term,  all of the terms and  conditions  of this Lease except where specifically modified by this option shall apply.

     (iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said  original  Lessee and only while the original  Lessee is in full  possession  of the  Premises  and  without the intention of thereafter assigning or subletting.

B. RENT ADJUSTMENTS:

The monthly  rent for each month of the option  period  shall be  calculated  as follows, using the method(s) indicated below:

1. Cost of Living Adjustment(s) (COLA)

     a.   On  November 1, 2007 and on  November I of every year  thereafter  the
Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S.
Department of Labor CPI U (All Urban  Consumers),  for Western  Region- B/C, All
Items (1982 - 1984=100), herein referred to as "CPI".

     b.   The monthly rent payable in accordance  with  subparagraph  B.1.a.  of this  paragraph  shall be  calculated  as  follows:  the Base  Rent set forth in subparagraph  B.2 of this  paragraph,  shall be  multiplied  by a  fraction  the numerator  of which shall be the CPI of the  calendar  month two months prior to the month(s)  specified in paragraph B.1.a. above during which the adjustment is to take effect,  and the  denominator  of which shall be the CPI of the calendar month,  which is two months  prior to  November 1, 2006.  The sum so  calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new  monthly  rent be less  than  the rent  payable  for the  month  immediately preceding the rent adjustment.

     c.   In the event the  compilation  and/or  publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued,  then the index  most  nearly the same as the CPI shall be used to make  such  calculation.  In the event  that the  Parties  cannot  agree on such alternative  index,  then the matter  shall be  submitted  for  decision  to the
American  Arbitration  Association  in  accordance  with the then  rules of said
Association  and the  decision  of the  arbitrators  shall be  binding  upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

2. Market Rental Value Adjustment(s) (MRV)

     a.   On  November  1, 2006 the Base Rent shall be  adjusted  to the "Market
Rental Value" of the property as follows:

     1) Four months prior to the Market Rental Value  Adjustment  Date described above,  the Parties shall attempt to agree upon what the new MRV will be on the adjustment  date. If agreement  cannot be reached,  within thirty days, then:

          a)   Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to  establish  the new MRV within the next thirty days.
     Any associated costs will be split equally between the Parties, or

          b)   If the Lessor and Lessee  fail to agree on a mutually  acceptable appraiser or broker  within such thirty days,  both Lessor and Lessee shall immediately make a determination of the MRV and submit such  determination, in writing, to arbitration in accordance with the following provisions:

               (i)  Within Fifteen days thereafter, Lessor and Lessee shall each select an appraiser ("arbitrator") of their choice to act as an arbitrator.  The
two  arbitrators  so  appointed  shall  immediately   select  a  third  mutually
acceptable third appraiser to act as a third arbitrator.

               (ii) The  three  arbitrators  shall  within  thirty  days  of the appointment of the third  arbitrator  reach a decision as to what the actual MRV for the  Premises  is, and whether  Lessor's or  Lessee's  submitted  MRV is the closest thereto.  The decision of a majority of the arbitrators shall be binding on the Parties.  The  submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

               (iii)If either of the  Parties  fails to  appoint  an  arbitrator within the specified  fifteen days,  the arbitrator  timely  appointed by one of them  shall  reach a  decision  on his or her own,  and said  decision  shall be binding on the Parties.

               (iv) The  entire  cost of such  arbitration  shall be paid by the party whose submitted MRV is not selected, i.e., the one that is NOT the closest to the actual MRV.

               (v)  The  arbitration  shall be conducted in accordance  with the
rules  of  the  American  Arbitration   Association  and  the  decision  of  the
arbitrators shall be binding upon the parties.

     b. Upon the establishment of each New Market Rental Value:

          1)   the new MRV will become the new "Base  Rent":  for the purpose of calculating any further Cost of Living Adjustments pursuant to subparagraph
     B. 1 of this paragraph, and

          2)   the first month of the Market  Rental Value term shall become the new "Base  Month" for the purpose of  calculating  any further  Adjustments under subparagraph B.1 of this paragraph.

C. NOTICE:

     Unless specified otherwise herein, notice of any rental adjustments,  other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the
Lease. Paragraph 53.

Subparagraph 8.2(a) is omitted and replaced by the following:

(a)  Carried  by Lessee.  Lessee  shall  obtain  and keep in force a  Commercial
General  Liability  Policy of  Insurance  protecting  Lessee and Lessor  against claims for bodily  injury,  personal  injury and  property  damage based upon or arising out of the ownership,  use, occupancy or maintenance of the Premises and all areas  appurtenant  thereto.  Such insurance shall be on an occurrence basis providing  single  limit  coverage  in any amount not less than  $2,000,000  per
occurrence  with  an  "Additional   Insured-Managers   or  Lessors  of  Premises
Endorsement  and  evidence  of  pollution  liability  coverage  with limits of $
100,000 or a hostile fire amendment to the general liability policy". The Policy shall  include  coverage for  liability  assumed under this Lease as an "insured contract"  for the  performance  of Lessee's  indemnity  obligations  under this
Lease. The limits of said insurance shall not,  however,  limit the liability of
Lessee nor relieve Lessee of any obligation hereunder.  All insurance carried by
Lessee shall be primary to and not contributory with any other insurance carried by Lessor, whose insurance shall be considered excess insurance only.